SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------

                               DWS Technology Fund

The following information replaces similar disclosure in "The portfolio managers" section of the prospectuses:

The following person handles the day-to-day management of DWS Technology Fund.


  Kelly P. Davis
  Director of Deutsche Asset Management and
  Portfolio Manager of the fund.
  o   Joined Deutsche Asset Management in
      2003 after eight years of experience with semiconductors as an associate analyst in Equities Research with Credit Suisse First Boston, team leader in applications engineering at Advanced Micro Devices, and in technical roles at Interactive Silicon, Motorola, Inc. and Tellabs Operations, Inc.
  o   Joined the fund in 2005.
  o   BS, Purdue University; MBA,
      University of California, Berkeley.






               Please Retain This Supplement for Future Reference



                                                                       [Logo]DWS
                                                                         SCUDDER
October 31, 2007                                             Deutsche Bank Group